SCHEDULE 14C INFORMATION

INFORMATION STATEMENT
PURSUANT TO SECTION 14 (C)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2)

[ ]	Definitive Information Statement

AL INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14(c)-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined): 0
4) Proposed maximum aggregate value of transaction: 0
5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration No.:
3) Filing Party:
4) Date Filed

AL INTERNATIONAL, INC.
2400 Boswell Road
Chula Vista, California 91914

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of AL International, Inc.:

This Information Statement is furnished to the stockholders of AL International, Inc. a Delaware corporation (“AL International” or the “Corporation”), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holder of a majority of our outstanding shares of common stock (see attached Exhibit A) authorizing the board of directors of AL International, to amend the Corporation’s Certificate of Incorporation to change the name of the Corporation to Youngevity International, Inc. (the “Name Change”).  On June 10, 2013, AL International obtained the approval of the amendment to the Corporation’s Certificate of Incorporation by written consent of a stockholder that is the record owner of 281,250,000 shares of common stock representing 72% of the voting power of the Corporation.  The Name Change cannot be effectuated until 20 days after the mailing of this Information Statement and after the filing of the amended Certificate of Incorporation with Secretary of State of the State of Delaware.   A copy of the certificate of amendment affecting the Name Change is attached to this information statement as Exhibit B.

AL INTERNATIONAL IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on June 14, 2013 shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about July   , 2013.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Stephan Wallach
Stephan Wallach, Chief Executive Officer

Chula Vista, California
June 11, 2013

This information statement is being furnished to all holders of the common stock of AL International as of June 14, 2013 in connection with the action taken by written consent of holder of approximately 72% of the outstanding voting power of AL International to authorize the board of directors to amend the Corporation’s Certificate of Incorporation to effectuate the Name Change.

ITEM 1.

INFORMATION STATEMENT

This Information Statement is furnished to the stockholders of AL International, a Delaware corporation (“AL International” or the “Company”), in connection with our prior receipt of approval by written consents, in  lieu of a special meeting, of the holder of a majority of our outstanding shares of common stock authorizing the board of directors of AL International, to amend the Corporation’s Certificate of Incorporation to change the name of the Corporation to Youngevity International, Inc. (the “Name Change”).  On June 10, 2013, AL International obtained the approval of the amendment to the Corporation’s Certificate of Incorporation by written consent of the stockholder that is the record owner of 281,250,000 shares of common stock which represents approximately 72% of the Corporation’s voting power.

The Name Change cannot be effectuated until 20 days after the mailing of this Information Statement and after the filing of the amended Certificate of Incorporation with Secretary of State of the State of Delaware.   The amendment to the Certificate of Incorporation is to effectuate Name Change. A copy of the certificate of amendment effecting the Name Change is attached to this information statement as Exhibit B.

The date on which this Information Statement will be sent to stockholders will be on or about July    , 2013, and is being furnished to all holders of the common stock of AL International on record as of June 14, 2013.

The Board of Directors, and persons owning a majority of the outstanding voting securities of AL International, have unanimously adopted, ratified and approved the proposed actions by the AL International board of directors.  No other votes are required or necessary.

The Quarterly Report on Form 10-Q for quarterly period ended March 31, 2013 and the Form 10, and any reports on Form 8-K filed by AL International during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s web site at www.sec.gov in the Edgar Archives.  AL International is presently current in the filing of all reports required to be filed by it.

Only one information statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (619) 934-3980. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

VOTE REQUIRED

Pursuant to AL International’s Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of the Corporation’s outstanding votes is required to effect the amendment to the Corporation’s Certificate of Incorporation to effectuate the Name Change. The Corporation’s Certificate of Incorporation does not authorize cumulative voting. As of the record date, the Corporation had voting shares of common stock issued and outstanding.   194,616,300 votes are required to pass the amendment to the Corporation’s Certificate of Incorporation to effectuate the Name Change.  The consenting stockholder is entitled to 281,250,000 votes, which represents approximately 72% of the issued and outstanding votes with respect to the Corporation’s voting securities.  The consenting stockholder voted in favor of the Name Change described herein on June 10, 2013 in a written consent, effective as of June 14, 2013, the record date for the shareholders.

AMENDMENT OF CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

Purpose: The Corporation’s Board of Directors has unanimously adopted a resolution seeking stockholder approval to amend the Certificate of Incorporation to change the Corporation’s name to “Youngevity International, Inc.” The Board believes that the name change is in the Corporation’s best interest.  Our current name neither reflects our existing or current business activities nor our public relations campaign.   In addition, many investors associate our business with the new name as we have been doing business under the new name as our assumed name for quite some time.  The Board also believes that the name change more accurately reflects the business operations of the Corporation. The Board also believes that the name change more accurately reflects how we have been referring to our business strategy and acquisition plans in the consumer products and services direct-selling industry.

Effect: A change to the Corporation’s name will most likely result in a change to the Corporation’s CUSIP number.  Stockholders will not be required to tender their shares for reissuance; however, shares that are submitted to the transfer agent for whatever reason will be reissued under the new name and CUSIP number.  Stockholders should not encounter difficulty in selling or transferring shares as a result of the change in name, CUSIP number.

No Dissenters' Rights: The holders of the Corporation’s common stock are not entitled to dissenters' rights in connection with the actions taken hereunder. Furthermore, the Corporation does not intend to independently provide those stockholders with any such rights.

BOARD OF DIRECTORS’ RECOMMENDATION AND STOCKHOLDER APPROVAL

On June 10, 2013, our board of directors voted to authorize and seek approval of our shareholders of an amendment to our Certificate of Incorporation to change our name to Youngevity International, Inc. In the absence of a meeting, the affirmative consent of holder of a majority of the vote represented by our outstanding shares of stock was required to approve the change the name of the Corporation. Because the holder of approximately 72% of our voting power signed a written consent in favor of the amendment to the Certificate of Incorporation, we are authorized to amend the Certificate of Incorporation to: change the name of the Corporation to Youngevity International, Inc.  The Name Change will be effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

The information contained in this information statement constitutes the only notice we will be providing stockholders.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q.  WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A.  To approve the proposals the affirmative vote of a majority of the potential votes cast as stock holders is required.  Consents in favor of the proposals have already been received from shareholders holding a majority of the voting power of the Corporation.

Q.  WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A.  The Corporation will pay for the delivery of this information statement.

Q.  WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Stephan Wallach, President of AL International, 2400 Boswell Avenue, Chula Vista, California, 91914.

VOTE REQUIRED FOR APPROVAL

Section 242 of the Delaware General Corporation Law (“DGCL”) provides an outline of the scope of the amendments of the Certificate of Incorporation allowed a Delaware Corporation. This includes the amendments discussed herein.  The procedure and requirements to effect an amendment to the Certificate of Incorporation of a Delaware corporation are set forth in Section 242.  Section 242 provides that proposed amendments must first be adopted by the Board of Directors and then submitted to shareholders for their consideration and must be approved by a majority of the outstanding voting securities.

The Board of Directors of the Corporation has adopted, ratified and approved the change in the name and submit the proposed change to the shareholders for their approval.  The securities that are entitled to vote to amend AL International’s Certificate of Incorporation consist of issued and outstanding shares of the Corporation’s $0.001 par value common voting stock outstanding on June 14, 2013, the record date for determining shareholders who are entitled to notice of and to vote on the proposed amendment to the Corporation’s Certificate of Incorporation.

DISSENTER'S RIGHTS OF APPRAISAL

The Delaware General Corporation Law (the Delaware Law) does not provide for dissenter's rights in connection with the proposed amendment of the Certificate of Incorporation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on June 14, 2013 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, the Corporation had 600,000,000 shares of common stock authorized with a stated par value of $0.001, of which 389,677,348 shares of $0.001 par value common stock were issued and outstanding.

Dividends on the common stock are declared by the board of directors. In addition, the payment of any such dividends will depend on the Corporation's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

The holder of a controlling interest equaling approximately 72% of the voting power of the Corporation, as of the record date, has consented to the proposed amendment to the Certificate of Incorporation.  The shareholder has consented to the action required to adopt the amendment of Corporation’s Certificate of Incorporation to authorize the Name Change.  This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of June 10, 2013, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of June 10, 2013, there were 389,677,348 shares of common stock issued and outstanding.

The address of each of the directors and executive officers listed below is c/o AL International, 2400 Boswell Avenue, Chula Vista, California, 91914.
Name and Address	Number of Shares Beneficially Owned		Percentage of Outstanding Shares Owned (1)

Stephan Wallach	281,250,000	(2)	72%
Chairman and Chief Executive Officer

William Andreoli	950,000	(3)	*
President

David Briskie	12,701,055	(4)	3%
President of Commercial Development, Chief Financial Officer and Director

Michele Wallach	281,250,000	(5)	72%
Director and Chief Operations Officer

Richard Renton	175,000	(6)	*
Director

John P. Rochon	5,050,000	(7)	1%
Former Director

William G. Thompson Director	50,000	(8)	*

All directors and officers as a group	301,376,055		76%

(1) On June 10, 2013, we had 389,677,348 shares of common stock issued and outstanding.
(2) Mr. Stephan Wallach, our Chief Executive Officer, owns 280,000,000 shares of common stock through joint ownership with his wife, Michelle Wallach, with whom he shares voting and dispositive control. Mr. Wallach also owns options to purchase 2,500,000 shares of common stock, of which 1,250,000 are exercisable within 60 days of March 20, 2013 and are included in the number of shares beneficially owned by him.

(3) Mr. William Andreoli, our President, owns 750,000 shares of common stock, which are held in escrow as collateral for the promissory note for $120,000 owed to the Company by Mr. Andreoli.  The amount currently owed to the Company is approximately $62,000. Mr. Andreoli also owns options to purchase 400,000 shares of common stock, of which 200,000 are exercisable within 60 days of March 20, 2013 and are included in the number of shares beneficially owned by him.

(4) Mr. David Briskie, our Chief Financial Officer, owns 2,950,488 shares of common stock, and beneficially owns 2,000,567 shares of common stock owned by Brisk Investments, LP, 5,000,000 shares of common stock owned by Brisk Management, LLC.  Mr. Briskie also owns options to purchase 5,000,000 shares of common stock, of which 2,500,000 options are exercisable within 60 days of March 20, 2013 and are included in the number of shares beneficially owned by him.  Also includes warrants to purchase 250,000 shares of common stock which have been adjusted to reflect the reverse 1 for 2 stock split in August 2011.

(5) Ms. Michelle Wallach, our Chief Operating Officer, beneficially owns 280,000,000 shares of common stock through joint ownership with her husband, Stephan Wallach, with whom she shares voting and dispositive control.  Ms. Wallach also owns options to purchase 2,500,000 shares of common stock, of which 1,250,000 are exercisable within 60 days of March 20, 2013 and are included in the number of shares beneficially owned by him.

(6) Mr. Renton owns 125,000 shares of common stock through joint ownership with his wife, Roxanna Renton, with whom he shares voting and dispositive control.  Mr. Renton also owns 50,000 options to purchase common stock which are exercisable within 60 days of March 20, 2013 and are included in the number of shares beneficially owned by him.

(7) Mr. John Rochon, a former Director, beneficially owns 5,000,000 shares of common stock owned by the following: Rochon Capital Partners Ltd.- 3,814,286 shares; Heidi Christine Rochon 1992 Trust - 235,714 shares;  Lauren Jean Rochon 1992 Trust - 235,714; William John Philip Rochon 1992 Trust - 714,286 shares. Mr. Rochon also owns 50,000 options to purchase common stock which are exercisable within 60 days of March 20, 2013 and are included in the number of shares beneficially owned by him.  Mr. Rochon resigned from the board of directors on June 7, 2013.

(8)	Mr. Thompson beneficially owns 50,000 options to purchase common stock of which 50% vested on January 1, 2013, 25% vest on January 1, 2014 and 25% vest on January 1, 2015.

* ownership of less than 1%

The applicable percentage of ownership for each beneficial owner is based on 389,677,348 shares of Common Stock outstanding as of June 10, 2013. In calculating the number of Shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of Common Stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to the Corporation’s Certificate of Incorporation., which is not shared by all other stockholders.

Delaware Anti-Takeover Provisions

The anti-takeover provisions of Section 203 of the Delaware General Corporation Law apply to us.  Section 203 of the Delaware law prohibits AL International from engaging in any business combination with any interested stockholder (any shareholder who owns or owned more than 15% of any stock or any entity related to a 15% shareholder ) for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

(1) Prior to such time the board of directors of the Corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(2) Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(3) At or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: our Form 10 and our quarterly report on Form 10-Q for the quarterly period ended March 31, 2013 and our Current Report on Form 8-K filed on May 15, 2013. You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

AL International, Inc.
2400 Boswell Avenue
Chula Vista, California 91914

As we obtained the requisite stockholder vote for the amendment to the Certificate of Incorporation described in this information statement upon delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This information statement is for informational purposes only. Please read this information statement carefully.

Dated: June 11, 2013
By Order of the Board of Directors

/s/ Stephan Wallach
Stephan Wallach, Chief Executive Officer and Director

Exhibit “A”

STATEMENT OF ACTION
BY WRITTEN CONSENT
OF THE MAJORITY
SHAREHOLDER OF
AL INTERNATIONAL, INC.

        The undersigned, constituting the holder of a majority of the outstanding shares of common stock of AL International, Inc., a Delaware corporation (the "Corporation"), and acting hereunder without the convening of a formal meeting pursuant to Section 228 of the Delaware General Corporation Law (the “GCL”), does hereby consent in writing to and adopt the following resolutions:

        WHEREAS, the Board of Directors of the Corporation has approved the amendment of the Corporation’s Certificate of Incorporation to change the name of the Corporation to Youngevity International, Inc.; and

        WHEREAS, the GCL provides that shareholder approval be obtained, as provided therein, to effect any change to the Corporation’s Certificate of Incorporation; and

        WHEREAS, the undersigned is the holder of a majority of the outstanding shares of common stock of the Corporation:

               NOW THEREFORE, BE IT BE RESOLVED, that the proposed amendment to the Corporation’s Certificate of Incorporation to change the name of the Corporation to Youngevity International, Inc. be, and hereby is, approved.

        This consent is being signed on June 10, 2013, effective as of June 14, 2013.

/s/ Stephan Wallach
STEPHAN WALLACH

Exhibit “B”

CERTIFICATE OF
CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF
AL INTERNATIONAL, INC.

        AL INTERNATIONAL, INC. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

        FIRST: That the Certificate of Incorporation is hereby amended by replacing ARTICLE FIRST in its entirety with:

        “FIRST: The name of the corporation is Youngevity International, Inc.”

        SECOND: That the foregoing amendment was duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Stephan Wallach, its Chief Executive Officer, this     day of June, 2013.

/s/ Stephan Wallach
Stephan Wallach Chief Executive Officer